UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

FLEXSHOPPER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc. (the “Company”)

July 8, 2025

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2025, the Board of Directors of the Company appointed John Davis, the Company’s current Chief Operating Officer, to the additional position of President of the Company.

Mr. Davis, age 55, has served as Chief Operating Officer of the Company since November 2020. From April 2020 to November 2020, Mr. Davis was a consultant to the company through Woodlands Financial Advisory LLC in which he served as Chief Executive Officer. From May 2016 to March 2020, Mr. Davis served as President of Credit and Collections and Chief Credit Officer with Conn’s Homeplus, a specialty retailer that offers a selection of consumer goods in addition to credit solutions for its core customers. Prior to Conn’s, he served as Founder and Chief Executive Officer of GFC Advisors, Ltd., a consultancy in the consumer credit industry, from 2013 to 2016, President of E-Commerce of DFC Global Corp, an international specialty finance company, from 2011 to 2013, Managing Director of MEM Consumer Finance, a specialty finance company based in the United Kingdom, from 2010 to 2011, and Managing Director of Forecasting and Risk Management with CompuCredit Corp. from 2000 to 2010. Mr. Davis holds a Bachelor of Science degree in Computer Information Science from the University of Delaware.

The Company and John Davis are parties to an Employment Agreement made and entered into effective as of February 23, 2022, pursuant to which Mr. Davis has served as the Chief Operating Officer of the Company. The Company and Mr. Davis intend to enter into an amendment to the Employment Agreement. Mr. Davis has not engaged in a related party transaction with the Company during the last two fiscal years, and there are no family relationships between Mr. Davis and any of our other executive officers or directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Dated: July 14, 2025	By:	/s/ John Davis
		Name:	John Davis
		Title:	President and Chief Operating Officer

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